Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts", and to the use of our reports dated February 28, 1997, with respect to the financial statements of Michael G. Churosh, D.D.S., M.S., Ltd. and Theodore G. Saydyk, Jr., D.D.S., M.S., P.C. included in the Registration Statement (Form SB-2) and related Prospectus of Omega Orthodontics, Inc., dated May 15, 1997, for the registration of 4,500,000 shares of its common stock.

                                                  Ernst & Young LLP

Boston, Massachusetts
May 13, 1997

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts", and to the use of our reports dated February 10, 1997, with respect to the financial statements of David T. Grove, D.M.D. and Robert R. Schmisseur, D.D.S., M.S., P.C., included in the Registration Statement (Form SB-2) and related Prospectus of Omega Orthodontics, Inc., dated May 15, 1997, for the registration of 4,500,000 shares of its common stock.


                                                  Ernst & Young LLP

Boston, Massachusetts
May 13, 1997

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated February 25, 1997, with respect to the financial statements of Jeff S. Zapalac, D.D.S., M.S., Inc., included in the Registration Statement (Form SB-2) and related Prospectus of Omega Orthodontics, Inc., dated May 15, 1997, for the registration of 4,500,000 shares of its common stock.


                                                  Ernst & Young LLP

Boston, Massachusetts
May 13, 1997

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts", and to the use of our reports dated March 7, 1997, with respect to the financial statements of Clark E. Schneekluth, D.D.S., M.D., Inc., and Dr. Scott E. Feldman D.D.S., M.S., included in the Registration Statement (Form SB-2) and related Prospectus of Omega Orthodontics, Inc., dated May 15, 1997, for the registration of 4,500,000 shares of its common stock.


                                                  Ernst & Young LLP

Boston, Massachusetts
May 13, 1997

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated March 7, 1997, except for Note 8, as to which the date is May 12, 1997, included in the Registration Statement (Form SB-2) and related Prospectus of Omega Orthodontics, Inc., dated May 15, 1997, for the registration of 4,500,000 shares of its common stock.


                                                  Ernst & Young LLP

Boston, Massachusetts
May 13, 1997